Exhibit 10.3

AMENDMENT NO. 1

Dated as of July 10, 2009
to
FOURTH AMENDED AND RESTATED
TRANSFER AND ADMINISTRATION AGREEMENT

Dated as of October 16, 2008

THIS AMENDMENT NO. 1 (this “Amendment”) dated as of July 10, 2009 is entered into by and among (i) NMC FUNDING CORPORATION, a Delaware corporation (the “Transferor”), (ii) NATIONAL MEDICAL CARE, INC., a Delaware corporation, as collection agent (the “Collection Agent”), (iii) the “Conduit Investors,” “Bank Investors” and “Administrative Agents” identified on the signature pages hereto and (iv) WESTLB AG, NEW YORK BRANCH, as agent (the “Agent”).

PRELIMINARY STATEMENTS

A. The Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent are parties to that certain Fourth Amended and Restated Transfer and Administration Agreement dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “TAA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

B. In addition, the parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Amendments to TAA.  Subject to the conditions precedent set forth in Section 2 below and effective as of the Effective Date (also as defined below), the TAA is hereby amended as follows:

1.1 The definition of “Commitment Termination Date” in Section 1.1 of the TAA is amended change the date set forth therein from “October 15, 2009” to “January 15, 2010.”

Section 2.  Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof (the “Effective Date”) subject to the Agent’s receipt of the following, each in form and substance satisfactory to each Administrative Agent:

(a) counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent;

(b) a reaffirmation of the Parent Agreement, substantially in the form of Exhibit A attached hereto, duly executed by each of FMCAG and FMCH;

(c) confirmation that all fees due and payable by the Transferor on or before the Effective Date have been paid in full; and

(d) such other documents, instruments, certificates and opinions as the Agent or any Administrative Agent shall reasonably request.

Section 3.  Covenants, Representations and Warranties of the Transferor and the Collection Agent.

3.1 Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.2 Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

Section 4.  Reference to and Effect on the TAA.

4.1 Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

4.2 Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

Section 5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

Section 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or e-mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or e-mail shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

Section 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Transferor

By:
Name: Mark Fawcett

Title:	Vice President and Treasurer

NATIONAL MEDICAL CARE, INC., as
Collection Agent

By:
Name: Mark Fawcett

Title:	Vice President and Treasurer

Signature Page
Amendment No. 1 to Fourth Amended and Restated
Transfer and Administration Agreement

PARADIGM FUNDING LLC,
as a Conduit Investor

By:
Name: Evelyn Echevarria

Title:	Vice President

WESTLB AG, NEW YORK BRANCH,
as an Administrative Agent and as a Bank Investor

By:
Name: Matthew Tallo

Title:	Executive Director

By:
Name: Vesselina Koleva

Title:	Director

Signature Page
Amendment No. 1 to Fourth Amended and Restated
Transfer and Administration Agreement

LANDESBANK HESSEN-THUERINGEN
GIROZENTRALE, as a Bank Investor

By:
Name: Martin Scheele

Title:	Senior Vice President

By:
Name: Stefan Branbauer

Title:	Vice President

Signature Page
Amendment No. 1 to Fourth Amended and Restated
Transfer and Administration Agreement

GIRO BALANCED FUNDING CORPORATION,
as a Conduit Investor

By:
Name: Damian Perez

Title:	Vice President

BAYERISCHE LANDESBANK, NEW YORK
BRANCH, as an Administrative Agent

By:
Name: Alexander Kohnert

Title:	Senior Vice President

By:
Name: Lori-Ann Wynter

Title:	Vice President

BAYERISCHE LANDESBANK, NEW YORK
BRANCH, as a Bank Investor

By:
Name: Jana Schmiedel

Title:	Second Vice President

By:
Name: Lori-Ann Wynter

Title:	Vice President

Signature Page
Amendment No. 1 to Fourth Amended and Restated
Transfer and Administration Agreement

LIBERTY STREET FUNDING LLC,
as a Conduit Investor

By:
Name: Frank B. Bilotta

Title:	President

THE BANK OF NOVA SCOTIA,
as an Administrative Agent and as a Bank Investor

By:
Name:     Michael Eden

Title:	Director

Signature Page
Amendment No. 1 to Fourth Amended and Restated
Transfer and Administration Agreement

EXHIBIT A

Form of
REAFFIRMATION OF PARENT AGREEMENT

(Attached)

REAFFIRMATION OF PARENT AGREEMENT

July 10, 2009

WestLB, AG, New York Branch, as Administrative Agent and Agent 1211 Avenue of the Americas New York, New York 10036	The Bank of Nova Scotia as Administrative Agent One Liberty Plaza New York, New York 10006

Bayerische Landesbank, New York Branch, as Administrative Agent 560 Lexington Avenue New York, New York 10022

Each of the undersigned, FRESENIUS MEDICAL CARE AG & CO. KGAA and FRESENIUS MEDICAL CARE HOLDINGS, INC. (i) acknowledges, and consents to, the execution of that certain Amendment No. 1 dated as of July 10, 2009 (the “TAA Amendment”) with respect to the Fourth Amended and Restated Transfer and Administration Agreement, dated as of October 16, 2008 among NMC Funding Corporation, National Medical Care, Inc., the entities parties thereto as “Conduit Investors”, the financial institutions parties thereto as “Bank Investors”, the financial institutions parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as “Agent”, (ii) reaffirms all of its obligations under that certain Amended and Restated Parent Agreement dated as of October 16, 2008 made by the undersigned (as amended or otherwise modified from time to time, the “Parent Agreement”), and (iii) acknowledges and agrees that, after giving effect to the TAA Amendment, such Parent Agreement remains in full force and effect and such Parent Agreement is hereby ratified and confirmed.

FRESENIUS MEDICAL CARE HOLDINGS, INC.	FRESENIUS MEDICAL CARE AG & CO. KGAA represented by Fresenius Medical Care Management AG (General Partner)

By: Name: Mark Fawcett	By: Name: Dr. Ben Lipps	Dr. Rainer Runte
Title: Vice President & Asst. Treasurer	Title: Members of the Management Board CEO
Law and Compliance General Counsel